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                                                                      Exhibit 24
                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Acorn Products, Inc. (the "Company"), hereby appoints A. Corydon Meyer, John G. Jacob, and Robert J. Tannous as his attorneys, or any of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, an additional 2,500,000 shares of Common Stock, $.001 par value, to be sold and distributed by the Company pursuant to the Company's Third Amended and Restated 1997 Nonemployee Director Stock Option Plan (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 1st day of November 2002.


  /s/ William W. Abbott                 Chairman of the Board of Directors
--------------------------------------
     William W. Abbott


 /s/ A. Corydon Meyer                   President, Chief Executive Officer,
--------------------------------------  and Director
       A. Corydon Meyer                 (Principal Executive Officer)



  /s/ John G. Jacob                     Vice President, Chief Financial Officer,
--------------------------------------  Treasurer and Secretary
       John G. Jacob                    (Principal Accounting Officer and
                                        Principal Financial Officer)

                                        Director
--------------------------------------
     James R. Lind


   /s/ Vincent J. Cebula                Director
--------------------------------------
     Vincent J. Cebula


  /s/ John J. Kahl, Jr.                 Director
--------------------------------------
     John J. Kahl, Jr.


  /s/ John L. Mariotti                  Director
--------------------------------------
     John L. Mariotti